UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 26, 2020

TPI Composites, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100, Scottsdale, Arizona 85253

(Address of Principal Executive Offices) (Zip Code)

480-305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 26, 2020, TPI Composites, Inc., a Delaware corporation (the “Company”) exercised the accordion feature under its Credit Agreement, dated as of April 6, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto, by entering into the Incremental Facility Agreement, dated as of February 26, 2020 (the “Incremental Facility Agreement”), by and among the Company, the Administrative Agent, and the lenders party thereto. The Incremental Facility Agreement increased the aggregate revolving credit commitments under the Credit Agreement from $150.0 million to $205.0 million. In addition, the commitments of certain of the existing lenders participating in the revolving credit facility were increased, and a new lender to the revolving credit facility was added, in each case as set forth on Schedule I to the Incremental Facility Agreement. The description of the Incremental Facility Agreement, including Schedule I thereto, are qualified in its entirety by reference to the Incremental Facility Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated by reference as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Incremental Facility Agreement, dated as of February 26, 2020, among TPI Composites, Inc., the Incremental Revolving Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: February 27, 2020	By:	/s/ Bryan Schumaker
Bryan Schumaker
Chief Financial Officer